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Unisys Corporation

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2009

UNISYS CORPORATION
UNISYS WAY
BLUE BELL, PA 19424

Meeting Information
Meeting Type:        Annual
For holders as of:   03/31/09
Date:   05/28/09   Time: 9:30 a.m., EDT

Location:	Philadelphia Marriott West 111 Crawford Avenue West Conshohocken, PA 19428
For meeting directions, please access website:
www.unisys.com/investor
You are receiving this communication because you hold shares in Unisys Corporation and the materials you should review before you cast your vote are now available.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice of 2009 Annual Meeting and Proxy Statement            2008 Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/14/09.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Internet voting is available until 11:59 p.m. Eastern Time the day before the cut-off or annual meeting date.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” ITEMS 1, 2 AND 3.

1.	ELECTION OF TWO DIRECTORS
Nominees:

	01)	J. Edward Coleman

	02)	Leslie F. Kenne

2.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009

3.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to (a) effect a reverse stock split of the Company’s common stock at a reverse split ratio of between 1-for-5 and 1-for-20, which ratio will be selected by the Company’s Board of Directors, and (b) decrease the number of authorized shares of common stock on a basis proportional to the reverse split ratio approved by the Board of Directors